JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II

                               POWER OF ATTORNEY


      I do hereby constitute and appoint George Boyd, John J. Danello, Thomas Kinzler, Betsy Anne Seel, Gordon M. Shone, Alfred P. Ouellette, Genevieve Pluhowski, or any one of them, my true and lawful attorneys to execute registration statements to be filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act"), and to do any and all acts and things and to execute any and all instruments for me and in my name in the capacities indicated below, which said attorneys, or any of them, may deem necessary or advisable to enable John Hancock Patriot Premium Dividend Fund II (the "Fund") to comply with the 1933 Act and the 1940 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statements, including specifically, but without limitation, power and authority to sign for me in the capacity indicated below, the Fund's registration statement on Form N-14 relating to the fund merger listed below and any amendments (including pre- and post-effective amendments) thereto; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.

Fund Merger
-----------
John Hancock Patriot Premium Dividend Fund I, John Hancock Patriot Select Dividend Trust, John Hancock Patriot Global Dividend Fund, John Hancock Patriot Preferred Dividend Fund, into John Hancock Patriot Premium Dividend Fund II

NAME                    SIGNATURE                   TITLE                                                 DATE
----                    ---------                   -----                                                 ----

Keith F. Hartstein      /s/ Keith F. Hartstein      President and Chief Executive Officer                 December 13, 2006
                        ----------------------

John G. Vrysen          /s/ John G. Vrysen          Executive Vice President and Chief Financial Officer  December 13, 2006
                        ----------------------

Ronald R. Dion          /s/ Ronald R. Dion          Chairman                                              *
                        ----------------------

James R. Boyle          /s/ James R. Boyle          Trustee                                               *
                        ----------------------

James F. Carlin         /s/ James F. Carlin         Trustee                                               *
                        ----------------------

Richard P. Chapman, Jr. /s/ Richard P. Chapman, Jr. Trustee                                               December 14, 2006
                        ----------------------

William H. Cunningham   /s/ William H. Cunningham   Trustee                                               *
                        ----------------------


NAME                    SIGNATURE                   TITLE                                                 DATE
----                    ---------                   -----                                                 ----

Charles L. Ladner       /s/ Charles L. Ladner       Trustee                                               *
                        ----------------------

Dr. John A. Moore       /s/ Dr. John A. Moore       Trustee                                               December 14, 2006
                        ----------------------

Patti McGill Peterson   /s/ Patti McGill Peterson   Trustee                                               *
                        ----------------------

Steven R. Pruchansky    /s/ Steven R. Pruchansky    Trustee                                               *
                        ----------------------


*September 12, 2006